Asset Retirement Obligation	12 Months Ended
Dec. 31, 2021
Other Provisions Contingent Liabilities And Contingent Assets [Abstract]
Asset Retirement Obligation
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. ASSET RETIREMENT OBLIGATION

The following table reconciles the change in TransGlobe’s asset retirement obligation:

($000s)	2021	2020
Balance, beginning of year	13,042	13,612
Changes in estimates for asset retirement obligations and additional obligations recognized	1,000	(624)
Obligations settled	(135)	(458)
Asset retirement obligation accretion	207	259
Effect of movements in foreign exchange rates	(12)	253

Balance, end of year	14,102	13,042

As at December 31, 2021, the entire asset retirement obligation balance relates to the Company’s Canadian operations. TransGlobe has estimated the net present value of its asset retirement obligation to be $14.1 million as at December 31, 2021 (2020 - $13.0 million) based on a total undiscounted future liability of $18.8 million (2020 - $18.5 million). These payments are expected to be made between 2022 and 2066. TransGlobe calculated the present value of the obligations using discount rates between 0.95% and 1.68%
(2020 – 2.00% ) to reflect the market assessment of the time value of money as well as risks specific to liabilities that have not been included in the cash flow estimates. The inflation rate used in determining the cash flow estimate was 2% per annum (2020 – 2% per annum).
As at December 31, 2021 there is no ARO associated with the Egypt production sharing concessions.